Investor Presentation March 2023

Some of the information in this presentation that is not historical in nature constitutes “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to the Company's expectations, beliefs, goals and strategies regarding the future. These forward‐looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward‐looking statements are reasonable, it can give no assurance that such expectations will prove to be correct or that the Company’s growth strategies will achieve the targeted results. Important factors, including general economic conditions, the impacts of the COVID‐19 pandemic, adverse weather conditions, competition for consumer leisure time and spending, unanticipated construction delays, changes in the Company’s capital investment plans and projects and other factors discussed from time to time by the Company in its reports filed with the Securities and Exchange Commission (the “SEC”) could affect attendance at the Company’s parks and cause actual results to differ materially from the Company's expectations or otherwise to fluctuate or decrease. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company's Annual Report on Form 10‐K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to publicly update or revise any forward‐looking statements, whether as a result of new information, future events, information, circumstances or otherwise that arise after the publication of this document. Forward‐Looking Statements 2

Cedar Fair Well Positioned for Future Growth and Value Creation • Demand remains strong for our parks and resort properties  • Reliable, recurring and growing revenue streams underpin the  business model • Ongoing investments to continue around the guest and associate  experience • Data‐driven pricing and product decisions support market  segmentation strategy • Balance sheet strong and getting stronger • High return business model supports capital allocation priorities of  reinvesting in the business, reducing debt, and returning capital to  investors 3

FUN Overview

Compelling Investment Rationale 1 2 Best‐in‐class parks and brands with loyal, high‐repeat customer base 3 High barriers to entry, with no new regional parks being built 4 Resilient operating performance through various economic cycles 6 Industry‐experienced management team with history of delivering results Irreplaceable assets with significant real estate holdings Resurgence of demand for experiences over goods, particularly outdoors 5 MLP offering a unique, non‐energy‐related investment option in consumer discretionary space Records Established for FY2022 Net Revenues of $1.82B and Adjusted EBITDA(a) of $552M 5 (a) Adjusted EBITDA is a non-GAAP measure (See Appendix for reconciliation of Adjusted EBITDA)

Cedar Fair Business Model Highlights 6 Offering guests unique experiences; Driving advance purchases; Investing in the business  • High‐Quality, Immersive Guest Experiences o Differentiated entertainment experiences aimed at driving demand and guest spending o Broadening park offerings drives value for guests and drives urgency to visit o Investing in our teams in order to deliver high‐quality guest service • Reliable, Recurring and Growing Revenue Streams o Passionate and loyal guest base produces advance purchase commitment o Data‐driven season pass program driving lifetime value for guests o Actively cross selling into ancillary products • Focus on Generating Free Cash Flow Provides Business Flexibility o Maintaining disciplined capital allocation strategy includes returning capital to unitholders o Strategically reinvesting in our properties produces competitive advantage o Open to evaluating expansion or strategic acquisition opportunities that may arise

2022  STATISTICS 26.9M guests entertained 3.2M  season passes sold $1.82B in Net Revenues $552M of Adjusted EBITDA(a) PORTFOLIO  OF   PROPERTIES 11 amusement parks 4 separately gated  outdoor water parks 1 indoor water park  7  hotels and other  resort properties with  2,300+ rooms  4 campgrounds with  600+ cabins / sites  7 Irreplaceable Portfolio of Regional Parks and Resorts   “The Park of Locals” – Historic North America Landmarks Within Easy Driving Distance from Home Adjusted EBITDA is a non-GAAP measure (See Appendix for reconciliation of Adjusted EBITDA) (a)

Recession Resilient Business Model Acquisitions: 1992 – Dorney Park 1995 – Worlds of Fun 1997 – Knott’s Berry Farm 2001 – Michigan’s  Adventure 2006 – Paramount Parks  (five parks) 2019 – Schlitterbahn        (two water parks) 2019  – Sawmill Creek  Resort & Conference  Center $0 $100 $200 $300 $400 $500 $600 ($ in m illi on s) Adjusted EBITDA Financial Crisis 2001 = (6.1%) 2002 = 11.4% 2009 = (11.0%) 2010 = 13.2% Early 2000’s RecessionEarly 1990’s Recession Impact of  COVID‐19 (b) (a) 8 (c) Strong operating performance through various economic cycles (b) FY2020 Adjusted EBITDA totaled a loss of $302M (a) Adjusted EBITDA is a non-GAAP measure (See Appendix for reconciliation of Adjusted EBITDA) (c) FY2022 Adjusted EBITDA totaled a record of $552M

Business Model Generates Strong Free Cash Flow $265 $283 $321 $291 $278 $324 $265 $369 $0 $50 $100 $150 $200 $250 $300 $350 $400 2014 2015 2016 2017 2018 2019 2020 2021 2022 Reported Adjusted EBITDA less CAPEX (a) 9 Enables consistent levels of reinvestment – a competitive  advantage and long‐term growth driver Impacted by  COVID‐19 Adjusted EBITDA less CAPEX is a non-GAAP measure and is defined as Adjusted EBITDA minus capital expenditures. (See Appendix for reconciliation of Adjusted EBITDA less CAEPX)(a) (b) (c) For FY2019, Adjusted EBITDA less CAPEX excludes the $150M purchase of the land at California's Great America. (b) (c) Due to the impact of the COVID-19 pandemic on operations, FY2020 Adjusted EBITDA less CAPEX was a negative $431M.

ESG Strategy: “Better Fun Builds a Better World” 10 • Safety has been a key cornerstone and value throughout Cedar Fair’s history and  has fostered the company’s long track record of leading the industry in providing a  safe and fun experience for all. • Associate happiness at work is important for all our associates, but increasingly  the younger generations deem happiness and belonging as critical factors in  employment decisions and, by extension, the successful staffing of our parks. • Community is the essence that attracts guests to Cedar Fair’s parks, which have a  storied history of giving back to their local communities through charitable giving,  food drives, fundraising walks, ticket donations, and educational opportunities. • Respecting the environment has always been a priority for Cedar Fair, highlighted  by our flagship park Cedar Point occupying a peninsula in Lake Erie.  Our  environmental strategy has four areas of focus: increase energy efficiency, reduce  greenhouse gases, increase water efficiency, and reduce waste. • Our operations and governance framework requires the cross‐collaboration of  various parks as well as business functions. We created a governance model to  facilitate this collaboration, increase communications, share best practices, and  provide strategic oversight from the senior leadership and Board level. Our ESG Framework We will publicly  report our progress  within the five pillars  Cedar Fair  stakeholders  identified as most  important to them,  using metrics  consistent with  globally accepted  sustainability  standards “Our goal is to create safer, more sustainable, and more equitable FUN to build a better world for our guests, associates, communities, and planet.” – Richard Zimmerman, CEO

Looking Ahead….. • Record 2022 results demonstrated the strength and resiliency of the business model  • Committed to reinvesting in the business to drive growth: o Keep the guest experience fresh and inviting to create urgency to visit and  improve guest spending o Drive advance purchase commitments centered around the sale of season pass  products o Maintain a broad demographic appeal via data‐driven decisions that ensure  attractive product and pricing choices are available in each consumer segment • Capital allocation priorities unchanged, including commitment to returning capital to  investors 11

2022 Demonstrated the  Strength and Resiliency  of the Business Model

Please note: The COVID‐19 pandemic and corresponding market disruption had a material impact on Cedar Fair’s results in 2020 and 2021. In May 2021, the Company opened all its U.S. properties for the 2021 operating season on a staggered basis with capacity restrictions, guest reservations, and other operating protocols in place. The Company’s Canadian property, Canada’s Wonderland, reopened in July 2021, and the park operated with capacity restrictions in place throughout 2021. By comparison, all Company parks returned to their full operating calendars for the 2022 season without any operating restrictions. Given the material impact the coronavirus pandemic had on park operations in 2020 and 2021, year‐to‐date results for 2022 are not directly comparable to the last two years, which is why in some instances comparisons to 2019 are used instead. Data Comparisons Used for this Presentation 13

3% 4% Record Top/Bottom Lines 1% Net Revenues $1.82B Adjusted EBITDA(b) $552M Attendance  26.9M In‐Park Per Capita Spending(a) $61.65 Out‐of‐Park Revenues  $213M 14 2022 Results (2,302 operating days) 2019 Results (2,224 operating days) $1.47B 27.9M $48.32 $169M $505M Yellow font represents record performance (b) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation of Adjusted EBITDA. (a) In-park per capita spending is a non-GAAP measure and is calculated as in-park revenues divided by total attendance. See Appendix for reconciliation of in-park per capita spending.

Strong Post‐COVID Recovery Validates Model’s Resiliency   Record performance in 2022, demonstrates the stability and strength of the business model  Despite unique challenges this past year, net revenues grew to $1.82 billion (up 23% from 2019 levels) and Adjusted EBITDA grew to  $552 million (up 9% from 2019 levels)  While attendance remained down 4% from pre‐pandemic levels with the expected slower recovery of group business, revenue growth  was driven by meaningful increases in guest spending – in‐park per capita spending(c) was $61.65 (up 28% over 2019) and out‐of‐park  revenues totaled $213 million (up 26% over 2019) ADJUSTED  EBITDA(a) ($   i n  mi l l i ons ) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 NET  REVENUES ($   i n  mi l l i ons ) $0 $100 $200 $300 $400 $500 $600 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 15 (a) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation of Adjusted EBITDA. (b) COVID-19 disrupted operations in 2020 and 2021, delaying park openings and restricting capacity for part of or all the season. FY2020 Adjusted EBITDA totaled a loss of $302M. (c) In-park per capita spending is a non-GAAP measure and is calculated as in-park revenues divided by total attendance. See Appendix for a reconciliation of in-park per capita spending. Impact  of  COVID‐ 19(b) Impact  of  COVID‐ 19(b)

Record 2022 Performance Advances Capital Allocation Priorities 16 Dec 2021 Early redemption of 2024 bonds ($450M) Aug 2022 Reinstated cash distribution @ $1.20 annualized rate Authorized $250M buyback programJuly 2021 Parks fully reopen for first time post- pandemic July 2022 Sold record 3.2M season passes for 2022 season Nov 2022 Reported record YTD net revenues through October Reported total net leverage(a) of 4.0x Adj. EBITDA (a) Total net leverage is a non-GAAP measure (see Appendix for reconciliation of total net leverage). Feb 2023 Reported record results for 2022 Extended revolving credit facility to Feb 2028(b) June 2022 California real estate sold for $310M (b) Revolving credit facility maturity is subject to restrictions on the amount of certain notes outstanding.

Committed to Reinvesting  in the Business Model

Reinvesting in Properties Essential to Long‐Term Growth 18 More than $1.6B of capital improvements made since 2012 • 16 roller coasters added, in  addition to other rides/attractions • New attractions drive urgency and  broaden guest experience New Rides and  Attractions Expanded and Upgraded  F&B Facilities  Expanded and Enhanced  Resort Offerings • > 20 major dining facilities added, in  addition to other F&B facility upgrades • Investments delivering efficiencies and  higher levels of guest spending • Resort room inventory expanded by  more than 20% • By the end of 2024, all hotels to be  refurbished

19 Capital Investments Drive Attendance and Per Capita Growth $45.54  $46.20  $46.90  $47.30  $47.69  $48.32  $46.38  $62.03  $61.65   $30.00  $35.00  $40.00  $45.00  $50.00  $55.00  $60.00  $65.00  ‐  4,000,000  8,000,000  12,000,000  16,000,000  20,000,000  24,000,000  28,000,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 In ‐p ar k  pe r c ap ita At te nd an ce Attendance In‐park per capita spending(a) (a) In-park per capita spending is a non-GAAP measure and is calculated as in-park revenues divided by total attendance. See Appendix for a reconciliation of in-park per capita spending. Impacted by COVID‐19

Investing in Our Associates

Investments aim to build competitive advantage in a tight and highly dynamic labor market

- Following the pandemic, we made a strategic pivot to become market leader in wage rates, driving immediate returns in recruiting and retention
  - Average seasonal wage rate of ~$11.85 in 2019 compared to ~$17.10 in 2022
- Formed partnership with Bowling Green State University to offer undergraduate curriculum through ***Cedar Fair Resort and Attraction Management*** program
  - Hands-on coursework provides graduates with leadership opportunities
- Cedar Fair's commitment to provide affordable associate housing helps supplement park community labor pools
  - Invested > $40 million over the last 10 years to expand and upgrade associate housing facilities
  - Housing facilities at 9 of our parks can accommodate more than 4,600 associates at one time


Planet
SNOOPY

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Keeping the  Guest Experience  Fresh and Inviting

Insights from Consumer Research Informing Guest Experience Market research and focus groups helping define types of entertainment experiences that are most  likely to motivate visitation Key Findings: • Something for everyone ‐ consumers are seeking entertainment options  that accommodate all types of people, ages and interests • Rides and events remain top reasons for visiting our parks • Food and beverage plays a major role in the overall park experience • Disconnecting to connect – despite the pervasiveness of technology,  people still appreciate simple fun that fosters connection • Consumers are on the hunt for “never before” experiences • Craving atmosphere and experiences with a “sense of place” • Authentic diversity is differentiating – consumers are drawn to places that  celebrate the diversity of the area in an authentic way 22

Seasons of FUN Event Strategy Drives Urgency and a High‐ Repeat Guest Base • Compelling event calendar enhances  value and drives demand • Differentiating the park experience  creates urgency and promotes  reasons for guests to visit more often • A differentiated event calendar  broadens the guest experience and  attracts a wider audience • Opportunities exist to extend events  to additional parks in the future (e.g.,  winter holiday events currently only  offered at 6 of 13 parks) 23

Driving Long‐Term Sustainable Growth in Food & Beverage  $‐  $50  $100  $150  $200  $250  $300  $350  $400  $450 2014 2015 2016 2017 2018 2019 2020 2021 2022 F&B Net Revenues (in $MM) 24 Since 2014, we’ve invested more than $160 million of strategic capital investments to enhance and  expand dining facilities, growing food and beverage net revenues at a 7% CAGR  Impacted by COVID‐19

Resort Properties Expand Market Draw and Extend Length of Stay  $0 $20 $40 $60 $80 $100 $120 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Resort Revenues (in $MM) 25 Impacted by  COVID‐19 Since 2012, we’ve invested more than $250 million of transformational capital to expand and  upgrade our resort portfolio

Drive Advance Purchase  Commitments Around  Season Pass Products

Season Pass Strategy Provides Stability of Demand 27 • Compelling value in exchange for  a non‐refundable commitment  prior to the season • Flexible access for the entire  season and event calendar • Various tiers of access and price  across the network of parks • Ancillary benefits through add‐ on products and PassPerks  loyalty program Benefits to Guests • Creates financial stability and hedge  against weather and macroeconomic  changes • Drives higher guest retention • Increases number of visits per guest • Improves guest satisfaction ratings • Provides ancillary cross‐sell  opportunities • Maximizes guest lifetime value Benefits to Cedar Fair Product tiers leverage benefits/price, appeal to a wide range of our most loyal and active guests

Season Pass Represents Our Fastest Growing Channel • Season pass visitation in 2022 totaled 15.9  million guests – up 10% from pre‐pandemic  (2019) levels • A record 3.2 million season passes sold for  the 2022 season o Unit sales were up more than 20% from 2.6  million passes sold for the 2019 season o Average 2022 season pass price up 10% over  2019  • Single‐day ticket purchasers represent a  strong pipeline of season pass prospects 28 Shifted season pass as a % of total attendance up 400 bps vs. 2021 and up 700 bps vs. 2019 39% 52% 61% 55% 59% 61% 48% 39% 45% 41% 2012 2019 2020 2021 2022 Attendance Mix Season Pass All Other Attendance Impacted by  COVID‐19

Driving Growth Through Season Pass Channel is Working  $60 $70 $80 $90 $100 $110 $120  400,000  800,000  1,200,000  1,600,000  2,000,000  2,400,000  2,800,000  3,200,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Season  Number of SP Units Sold (left scale) Average SP Price (right scale) 29 Achieved 4% CAGR over the last 9 years in units sold and a 3% CAGR in average price Impacted by  COVID‐19

Evolving Suite of Season Pass Products Grows Double Digits $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Season Annual Sales of All‐Season Products (in $MM) 30 Achieved 10% CAGR in sales of all‐season products over the last 9 seasons Impacted by  COVID‐19

Advance Purchase Channels Driving Admission Revenues

- Less than 50% of admissions revenues generated by advance commitment of season pass and group sales in 2012
- The mix of admission revenues continues to shift to advance commitment channels
- Admission Revenues mix for 2020-2022 reflects the impact of the pandemic on the Group Business channel
- We will continue to leverage data-driven approach to drive further growth through:
  - Improving season pass renewal rates
  - Converting single-day guests to season pass
  - Recovery of the Group channel

Admission Revenues Mix [1]


42%
58%
50%
50%
52%
48%
43%
57%
2019
2020
2021
2022
Advance Commitment
General Admission

[1] Represents all recognized Admission Revenues. Advance Commitment represents Admission Revenues from the Season Pass and Group Business channels, as well as Admission Revenues from tickets associated with overnight stays at our resort properties.

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Segmentation of Our  Marketable Guest Base

Opportunities to Expand Market Penetration Being Explored Market sizing studies performed to measure the current penetration of markets feeding our  parks and gain a better understanding of the consumer segments within those markets Key Findings: • Highest attendance penetration rates among demographic groups in  decline, while lowest penetration among groups with the fastest population  growth rates • Key opportunities exist within several demographic segments across  multiple parks: o Older non‐families  o Families with young children o Millennial non‐families o Asian American and U.S. Hispanic households o High‐income households • Near‐term priority to focus on the tourism market in Southern California  33

Data‐Driven Marketing Approach • 17M Total Marketable Guests(1) in our CRM databases • Product and pricing decisions leverage guest behavior and  price elasticity data • Targeted marketing via personalized messaging and product  recommendations • Capital investments driven by market research and data  driven guest experience  34 Breadth and depth of customer data enables better market  segmentation and direct engagement with guests (1) Total Marketable Guests in Cedar Fair’s database represents all unique [adult] guests that can be marketed to directly on a one‐ on‐one basis

Pricing and Product Strategies Offer Value in Exchange for  Commitment • Advance purchase products create  deliberate trade between lower  price in exchange for: o Non‐refundable commitment o Purchase in advance of  season/visit • Objective is to shift guests from  single‐day tickets to season pass  products • Provide a wide range of product and  price options to fully capture  demand levels in our addressable  markets 35 Time Commitment Re la tiv e  Pr ic e  Pe r V is it Season Pass Front‐Gate Admission Ticket Online Advance Admission Ticket Prestige Season Pass Platinum Season Pass Gold Season Pass Regular Group Event Tickets

Strategies For Growth Focused on Maximizing Excess Park  Capacity Throughout the Season 36 • Generate close to two‐thirds of our annual attendance during Q3 and Q4, leaving significant  park capacity and opportunities to grow attendance during the first half of the year • Bigger crowds on peak days (e.g., weekend days) drive longer lengths of stay, leading to some  of our highest guest per capita spending days and our best margins 5% 29% 46% 20% % of 2022 Annual Attendance By Quarter 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 4% 30% 47% 18% % of 2019 Annual Attendance By Quarter 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

Capital Allocation  Priorities

• Total Net Leverage  Target 3.0x to 4.0x Capital Allocation Strategy Remains Unchanged 38 • $200M in CAPEX  planned for 2023 • Sustainable and  growing • Current annualized  rate of $1.20 per unit • $250M authorized • ~$210M used through  January 2023 Reduce Debt to  $2B Target Invest in our  Properties Pay Quarterly  Cash Distribution Unit Buyback  Program Capital Return Policy Committed to driving sustainable value creation through a balanced approach of investing in the  business, while maintaining a strong balance sheet and returning capital to unitholders

 $‐  $25  $50  $75  $100  $125  $150  $175  $200  $225  $250 Annual Cash Distributions Paid Annual Amount of Units Repurchased Impact of  Great  Recession Impact  of  COVID‐ 19 Strong History of Returning Capital to Investors 39 Since 1987, returned more than $3 billion of capital to unitholders through a combination of  quarterly cash distributions and unit repurchases

Capital Investment Strategy Continues in 2023 • Investments of scale at each of our five largest parks, which have the highest operating leverage  and produce more than 80% of our Adjusted EBITDA o Enhanced or expanded new themed areas planned at Cedar Point, Knott’s Berry Farm, Canada’s  Wonderland, Kings Island, and Carowinds • Marketable new attractions at two of our mid‐tier parks – Worlds of Fun and California’s Great  America • Continued investment in F&B, highlighted by new anchor restaurants at our two largest parks,  Cedar Point and Knott’s Berry Farm • Investments in technology aimed at improving the guest experience, including eCommerce  enhancements o Optimized digital guest experience to improve operating efficiencies and facilitate greater purchase  commitment 40 $200M capital plan in 2023 focused on broadening the guest experience and driving demand  and guest spending

Balance Sheet Strong and Getting Stronger • Fully repaid term loan in Q3‐2022, reducing total debt outstanding to $2.3 billion at the end of  the year o Have successfully paid off the equivalent of more than 90% of the pandemic‐related debt • Low average cost of debt – just above 5% o Full‐year 2023 cash interest costs projected to be in the $130‐140M range • Total net leverage (a) was 4.0x Adjusted EBITDA on Dec. 31, 2022 • No near‐term debt maturities o In February 2023, extended the maturity of our $300 million revolving credit facility to February 2028  (subject to restrictions on the amount of certain notes outstanding) • Total liquidity of $381 million at the end of 2022 o Reflecting cash on hand of $101 million and $280 million available under the revolver 41 (a) Total net leverage is a non-GAAP measure. See Appendix for reconciliation of total net leverage.

Solid Capital Structure with No Near‐Term Maturities In $MM $300 $1,000 $500 $300 $500 0 300 600 900 1200 2023 2024 2025 2026 2027 2028 2029 Revolver Capacity Senior Notes 42 5.500% Secured Notes 5.375% Unsecured Notes 5.250% Unsecured Notes 6.500% Unsecured Notes S + 350 bps (a) (a) Revolving credit facility maturity is subject to restrictions on the amount of certain notes outstanding.

Appendix

Adjusted EBITDA Reconciliation 44

Calculation of Net Debt and Total Net Leverage 45

Table of Key Operational Measures 46